UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):

                                November 17, 1997



                  NISSAN AUTO RECEIVABLES 1997-A GRANTOR TRUST
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                           333-1664              33-0479655
(State or other Jurisdiction of  (Commission Registration    (I.R.S. Employer
         incorporation)                  Number)          Identification Number)


                  Nissan Auto Receivables 1997-A Grantor Trust
                     c/o Nissan Motor Acceptance Corporation
                               900 W. 190th Street
                           Torrance, California 90502
                                 (310) 719-8000
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


                           Exhibit Index is on Page 4

ITEM 5.  OTHER EVENTS.
         ------------

                  On November 17, 1997, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement, dated as of October 1, 1997 (the "Agreement"), between Nissan Motor Acceptance Corporation, as Servicer, Nissan Auto Receivables Corporation, as Seller, and The Fuji Bank and Trust Company, as Trustee (the "Trustee"), were distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Nissan Auto Receivables 1997-A Grantor Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7(C).        EXHIBITS.
                  --------


                  EXHIBIT NO.                  DESCRIPTION
                  ----------                   -----------

                      99.1                     Servicer's Certificate for the
                                               month of October 1997

                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Nissan Auto Receivables 1997-A
                                             Grantor Trust

                                             By:   Nissan Motor Acceptance
                                                   Corporation, as Servicer



Date:    November 25, 1997                   By:  /s/Katsumi Ishii
                                                     ----------------
                                             Name:   Katsumi Ishii
                                             Title:  Vice President, Finance

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.                  DESCRIPTION
----------                   -----------



     99.1                Servicer's Certificate
                         for the month of October 1997